Post-retirement benefits	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Post-retirement benefits
26	Post-retirement benefits

	12.31.2020	12.31.2019
Medical benefits plan Brazil	24.7	9.0
Medical benefits plan subsidiaries abroad	3.2	2.7

Post-retirement benefits	27.9	11.7

As of December 31, 2019, provision of US$ 19.7 associated with post-retirement healthcare benefits provided by the Company mainly in Brazil was reclassified to liabilities held for sale related to the Commercial Aviation business unit (Note 5).

26.1	Post-retirement healthcare benefits provided by the Company in Brazil
The Company provided healthcare plan for employees, which based on its conditions, is classified as a post-employment benefit. Under this healthcare plan, employees who retire from the Company have the option of remaining in the plan, contributing the full amount charged by the insurance company. However, due to certain rules for increases under Brazilian law, there could be times the contribution made by the retired employees is insufficient to cover the medical plan costs, which would represent exposure for the Company.

26.2	Post-retirement healthcare benefits provided by subsidiaries abroad
Embraer Aircraft Holding, Inc. (domiciliated in the United States of America) sponsors a post-retirement healthcare plan for employees hired up to 2007. The expected costs of pension and provision of post-employment medical benefit for the individual employees and their dependents are provided on an accrual basis based on actuarial studies and the calculation is reviewed annually.

26.3	Defined contribution pension plan
The Company and certain subsidiaries sponsor a defined contribution pension plan for their employees, participation in which is optional. The Company’s contributions to the plan for the years ended December 31, 2020 and 2019 were US$ 12.3 and US$ 19.0, respectively.